UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                September 7, 2005



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


        New York                        0-15502             13-3238402
(State or other jurisdiction of       (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


  909 Third Avenue, New York, New York                          10022
 (Address of principal executive offices)                     (Zip Code)


                                 (212) 652-6801
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On September 7, 2005, Comverse Technology, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2005, ended July 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     99.1   Press Release of Comverse Technology, Inc., dated September 7, 2005.


           In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMVERSE TECHNOLOGY, INC.


Dated:    September 7, 2005          /s/ David Kreinberg
                                     -------------------------------------------
                                     Name:   David Kreinberg
                                     Title:  Executive Vice President of Finance
                                             and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        -----------

 99.1          Press Release, dated September 7, 2005 issued by Comverse
               Technology, Inc.